Sesen Bio Strengthens Leadership Team as the Company Approaches the Potential Approval and Launch of Vicineum™ Company announces hiring of Amy Ponpipom as Vice President, Assistant General Counsel CAMBRIDGE, Mass., Aug. 2, 2021 – Sesen Bio (Nasdaq: SESN), a late-stage clinical company developing targeted fusion protein therapeutics for the treatment of patients with cancer, today announced the expansion of its leadership team in support of the Company’s transformation into a commercial-stage company with the hiring of Amy Ponpipom as Vice President, Assistant General Counsel. The Company’s Biologics License Application (BLA) for Vicineum for the treatment of BCG-unresponsive non-muscle invasive bladder cancer (NMIBC), the Company’s lead program, is currently under Priority Review with the US Food and Drug Administration (FDA) with a target Prescription Drug User Fee Act (PDUFA) date of August 18, 2021. “I am delighted to have Amy join the team here at Sesen Bio,” said Dr. Thomas Cannell, president and chief executive officer of Sesen Bio. “Her strong industry experience and deep expertise in commercialization activities will be invaluable as we continue to work toward our PDUFA date and the potential launch of Vicineum in the US. I am confident that Amy’s knowledge and skills will enable us to execute a world-class launch in order to fulfill our mission to save and improve the lives of patients.” Ms. Ponpipom brings over 17 years of legal experience in the pharmaceutical industry to her role as Vice President, Assistant General Counsel. Prior to joining Sesen Bio, she spent 12 years as in-house counsel for multiple pharmaceutical companies, where she worked cross-functionally to provide legal counsel in key areas such as regulatory strategy, compliance, product labeling, marketing strategy, payor communications and patient support programs across a variety of therapeutic areas. Ms. Ponpipom most recently worked at AstraZeneca, where she gained extensive knowledge about global product development, strategy, and commercialization, and deepened her understanding of the healthcare industry and relevant laws. Earlier in her career, she was an attorney at the law firm Dechert LLP. Ms. Ponpipom holds a Juris Doctor degree from Villanova University School of Law and a Bachelor of Science in biology from The College of New Jersey. In connection with the hiring of Ms. Ponpipom and one other employee, non-statutory stock options were granted. Under such grants, up to 256,000 shares of Sesen Bio common stock are purchasable upon vesting of the stock options within each option’s ten-year term. Each of the stock options vests over a four-year period, with one quarter of the underlying shares vesting on the first anniversary of the date of grant, and an additional 6.25% of the underlying shares vesting at the end of each successive three-month period following the one-year anniversary of the date of grant, subject in each case to the employee’s continued service with Sesen Bio. The non-statutory stock options will be granted between July 26, 2021 and August 2, 2021, and will have exercise prices equal to the closing price per share of Sesen Bio’s common stock on The Nasdaq Global Market on the date of grant. These options will be granted outside of the

Company’s 2014 Stock Incentive Plan and will be granted as a material inducement to employment in accordance with Nasdaq Listing Rule 5635(c)(4). The Company believes it remains on track for an FDA decision on its BLA for Vicineum by the target PDUFA date of August 18, 2021. About Vicineum™ Vicineum, a locally administered fusion protein, is Sesen Bio’s lead product candidate being developed for the treatment of BCG-unresponsive non-muscle invasive bladder cancer (NMIBC). Vicineum is comprised of a recombinant fusion protein that targets epithelial cell adhesion molecule (EpCAM) antigens on the surface of tumor cells to deliver a potent protein payload, Pseudomonas Exotoxin A. Vicineum is constructed with a stable, genetically engineered peptide tether to ensure the payload remains attached to the antibody binding fragment until it is internalized by the cancer cell. This fusion protein design is believed to decrease the risk of toxicity to healthy tissues, thereby improving its safety. In prior clinical trials conducted by Sesen Bio, EpCAM has been shown to be overexpressed in NMIBC cells with minimal to no EpCAM expression observed on normal bladder cells. Sesen Bio is currently in the follow-up stage of a Phase 3 registration trial in the US for the treatment of BCG- unresponsive NMIBC. In February 2021, the FDA accepted for filing the Company’s BLA for Vicineum for the treatment of BCG-unresponsive NMIBC and granted the application Priority Review with a target PDUFA date of August 18, 2021. Additionally, Sesen Bio believes that cancer cell-killing properties of Vicineum promote an anti-tumor immune response that may potentially combine well with immuno-oncology drugs, such as checkpoint inhibitors. For this reason, the activity of Vicineum in BCG-unresponsive NMIBC is also being explored at the US National Cancer Institute in combination with AstraZeneca’s immune checkpoint inhibitor durvalumab. About Sesen Bio Sesen Bio, Inc. is a late-stage clinical company advancing targeted fusion protein therapeutics for the treatment of patients with cancer. The Company’s lead program, Vicineum™, also known as oportuzumab monatox, is currently in the follow-up stage of a Phase 3 registration trial for the treatment of BCG-unresponsive non-muscle invasive bladder cancer (NMIBC). In February 2021, the FDA accepted for filing the Company’s BLA for Vicineum for the treatment of BCG- unresponsive NMIBC and granted the application Priority Review with a target PDUFA date of August 18, 2021. Sesen Bio retains worldwide rights to Vicineum with the exception of Greater China and the Middle East and North Africa (MENA), for which the Company has partnered with Qilu Pharmaceutical and Hikma Pharmaceuticals, respectively, for commercialization. Vicineum is a locally administered targeted fusion protein composed of an anti-EpCAM antibody fragment tethered to a truncated form of Pseudomonas Exotoxin A, which is being developed for the treatment of BCG-unresponsive NMIBC. For more information, please visit the Company’s website at www.sesenbio.com. COVID-19 Pandemic Potential Impact Sesen Bio continues to monitor the rapidly evolving environment regarding the potential impact of the COVID-19 pandemic on the Company. The Company has not yet experienced any disruptions to our operations as a result of COVID-19, however, we are not able to quantify or predict with certainty the overall scope of potential impacts to our business, including, but not limited to, our ability to raise capital and, if approved, commercialize Vicineum. Sesen Bio remains committed to the health and safety of patients, caregivers and employees. Cautionary Note on Forward-Looking Statements Any statements in this press release about future expectations, plans and prospects for the Company, the Company’s strategy, future operations, and other statements containing the words “target,” “potential,” “will,” “continue,” and similar expressions, constitute forward-looking statements within the meaning of The Private Securities Litigation Reform Act of 1995. For example, statements regarding the timing for the FDA’s decision on the Company’s BLA for Vicineum for the treatment of BCG-unresponsive NMIBC based on the FDA granting the BLA Priority Review and the target PDUFA date of August 18, 2021, the timing of the potential commercial launch of Vicineum in the US, and the impact of COVID-19 on the Company, including its ability to raise capital, and, if approved, its ability to commercialize Vicineum for the treatment of BCG-unresponsive NMIBC. Actual results may differ materially from those indicated by such forward-looking statements as a result of various important factors, including: the risk that clinical trials of Vicineum for the treatment of BCG-unresponsive NMIBC may fail to demonstrate safety and efficacy to the satisfaction of the FDA or not otherwise produce favorable results, the risk that the FDA may not approve the BLA for Vicineum within the anticipated timing, or at all, the risk that the Company may not be successful in commercializing Vicineum for the treatment of BCG-unresponsive NMIBC, if and when it is approved, the risk that Vicineum for the treatment of BCG-unresponsive NMIBC may cause undesirable side effects, serious adverse events or have other properties that could delay or halt clinical trials, delay or prevent its regulatory approval by the FDA, limit the commercial profile of its labeling, if approved, or result in significant negative consequences following any marketing approval, and other factors discussed in the “Risk Factors” section of the Company’s Annual Report on Form 10-K, Quarterly Reports on Form 10-Q and other reports filed with the Securities and Exchange Commission. In addition, the forward-looking statements included in this press release represent the Company’s views as of the date hereof. The Company anticipates that subsequent events and developments will cause the Company’s views to change. However, while the Company may elect to update these forward-looking statements at some point in the future, the Company specifically disclaims any obligation to do so. These forward-looking statements should not be relied upon as representing the Company’s views as of any date subsequent to the date hereof. Contact: Erin Clark, Vice President, Corporate Strategy & Investor Relations ir@sesenbio.com